VELA FUNDS

(the “Trust”)

VELA Income Opportunities Fund

(the “Fund”)

(a series of VELA Funds)

Supplement dated November 30, 2022 to the Prospectus and the Summary Prospectus each dated March 30, 2022, as amended

This Supplement updates and supersedes any contrary information contained in the Prospectus and the Summary Prospectus.

Important Notice Regarding Change in Investment Policy for the Fund

The Board of Trustees of VELA Funds approved a change to the Fund. The change, described below, will become effective on or about January 29, 2023 (the “Effective Date”).

On the Effective Date, the following non-fundamental investment policy will be adopted and supersede the Fund’s current non-fundamental investment policy to invest, under normal market conditions, at least 80% of its net assets in dividend income producing securities:

The fund, under normal market conditions, invests at least 80% of its net assets in income producing securities.

* * * * *

This supplement provides new information beyond that contained in the Prospectus and the Summary Prospectus, each dated March 30, 2022, as amended, and should be read in conjunction with those documents. The Prospectus has been filed with the Securities and Exchange Commission and is incorporated herein by reference.

Please retain this supplement for future reference.